SECURITIES AND EXHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   September 17, 2003
                                                   ------------------

                       BestNet Communications Corporation
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Nevada                         001-15482                86-1006416
 -----------------------------     ----------------------         -----------
(State or other jurisdiction of   (Commission File Number)       (IRS Employer
 incorporation or organization)                                     ID Number)



                 5075 Cascade Rd. SE, Suite A. Grand Rapids, MI      49546
                     --------------------------------------         --------
                    (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code (616) 977-9933
                                                   --------------

ITEM 5. OTHER EVENTS.

     BestNet Communications Corp. announces record fiscal 4th Quarter 2003 results.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits:

     Exhibits       Title
     --------       -----

     99 Press release, issued by BestNet Communications Corporation Dated September 17, 2003

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BestNet Communications Corporation


                                            By:  /s/  Robert A. Blanchard
                                               --------------------------------
                                                      Robert A. Blanchard
                                                      Chief Executive Officer



                                            By:  /s/  Paul H. Jachim
                                               --------------------------------
                                                      Paul H. Jachim
                                                      Chief Financial Officer


     Date: September 21, 2003